The Lutheran Brotherhood Family of Funds
                             Form N-SAR for
                          Period Ended 4-30-99


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM

    77C           Results of Shareholder Meeting held on December 2, 1998

    77Q1(a) Amendment No. 4 to the First Amended and Restated Master Trust Agreement

    77Q1(b)       Description of Changes to Non-fundamental Investment
                  Policies

    77Q1(h)       Financial Data Schedule